Exhibit 99.1

W. P. Carey Announces Public Offering of Common Stock

NEW YORK, February 17, 2026 -- W. P. Carey Inc. (NYSE: WPC, the “Company”) announced today the commencement of an underwritten public offering of an aggregate of 6,000,000 shares of the Company’s common stock, offered on a forward basis in connection with the forward sale agreements described below. The underwriters of the offering have been granted a 30-day option to purchase up to an additional 900,000 shares of the Company’s common stock.

The Company intends to use the net proceeds, if any, received upon the settlement of the forward sale agreements (and from the sale of any shares of its common stock that it may sell to the underwriters in lieu of the forward purchasers (or their respective affiliates) selling shares of its common stock to the underwriters) to fund potential future investments, to repay certain indebtedness (including amounts outstanding under its unsecured revolving credit facility), and for general corporate purposes.

BofA Securities and J.P. Morgan will act as joint book-running managers for the offering. The underwriters may offer the shares of the Company’s common stock from time to time for sale in one or more transactions on the NYSE, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

In connection with the offering of shares of its common stock, the Company expects to enter into forward sale agreements with Bank of America, N.A. and JPMorgan Chase Bank, National Association (or their respective affiliates), referred to in such capacities as the forward purchasers. In connection with such forward sale agreements, the forward purchasers (or their respective affiliates) are expected to borrow from third parties and to sell to the underwriters an aggregate of 6,000,000 shares of the Company’s common stock (or 6,900,000 shares if the underwriters’ option is exercised in full).

Pursuant to the terms of the forward sale agreements, and subject to its right to elect cash or net share settlement, the Company is obligated to issue and deliver, upon physical settlement of such forward sale agreements on one or more dates specified by the Company occurring no later than approximately 24 months from the date of the prospectus supplement relating to the offering, the number of shares of the Company’s common stock underlying the forward sale agreements in exchange for a cash payment per share equal to the forward sale price under the forward sale agreements. The Company expects to physically settle the forward sale agreements and receive proceeds, subject to certain adjustments, from the sale of its shares of common stock upon one or more such physical settlements within approximately 24 months from the date of the prospectus supplement relating to the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective under the Securities Act of 1933, as amended (the “Securities Act”). The offering is being made by means of a preliminary prospectus supplement and related base prospectus. Before making an investment in these securities, potential investors should read the preliminary prospectus supplement and the accompanying prospectus for more complete information about the Company and the offering. Potential investors may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, potential investors may contact any underwriter or dealer participating in the offering, who will arrange to send them these documents: BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255-0001, Attention: Prospectus Department, by email: dg.prospectus_requests@bofa.com; or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer or sale of these securities will be made only by means of a prospectus supplement relating to the offering and the accompanying prospectus.

W. P. Carey Inc.

W. P. Carey Inc. is an internally-managed, diversified REIT and a leading owner of commercial real estate, net leased to companies located primarily in the United States and Europe on a long-term basis. The vast majority of the Company’s revenues originate from lease revenue provided by its real estate portfolio, which is comprised primarily of single-tenant industrial, warehouse, and retail facilities that are critical to its tenants’ operations and represent the vast majority of the Company’s recent investments.

Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding: expectations regarding the use of proceeds of this offering and the settlement date. Forward looking statements are generally identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate,” “opportunities,” “possibility,” “strategy,” “plan,” “maintain” or the negative version of these words and other comparable terms. These forward-looking statements include, but are not limited to, statements that are not historical facts.

These statements are based on the current expectations of the Company’s management, and it is important to note that the Company’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, which include, among others, risks associated with the offering of common stock, including whether such offering of common stock will be successful and on what terms it may be completed; the risks related to fluctuating interest rates, the impact of inflation and tariffs on our tenants and us, the effects of pandemics and global outbreaks of contagious diseases, and domestic or geopolitical crises, such as terrorism, military conflict, war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, and those additional risk factors discussed in reports that we have filed with the SEC, could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in the Company’s filings with the SEC, including but not limited to those described in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 11, 2026. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Institutional Investors:
Peter Sands
W. P. Carey Inc.
212-492-1110
institutionalir@wpcarey.com

Press Contact:
Anna McGrath
W. P. Carey Inc.
212-492-1166
amcgrath@wpcarey.com